Exhibit 99.2 Valley to Acquire Providence Financial Corporation Accelerating Growth in Attractive Chicago Market August 25, 2026

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to, among other things, the strategy, plans, beliefs, goals, intentions, and expectations of Valley National Bancorp ( Valley ) regarding the proposed transaction between Valley and Providence Financial Corporation ( Providence ); the issuance of common stock of Valley contemplated by the Agreement and Plan of Merger by and between Valley and Providence (the “merger agreement”); the expected filing by Valley with the Securities and Exchange Commission (the “SEC”) of a registration statement on the Form S-4 (the “registration statement”) and a prospectus of Valley and a proxy statement of Providence to be included therein (the “proxy statement/prospectus”); its ability to achieve its financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies, and other anticipated benefits from the proposed transaction; and other statements that are not historical facts. Forward-looking statements typically contain words such as “anticipate,” “believe,” “potential,” “will,” “estimate,” “plans,” “approximately,” “opportunity,” “expect,” “position,” “pro forma,” “proposed,” “intend” or similar expressions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in Valley’s most recent Annual Report on Form 10-K for the year ended December 31, 2025, in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2026, and other risks and uncertainties listed from time to time in Valley’s reports and documents filed with the SEC, each of which is filed with the SEC and available in the “Financials” section of Valley’s website at https://ir.valleynationalbank.com, under the heading “SEC Filings” and in other documents Valley files with the SEC. Additional factors that could cause actual results to differ materially from those in forward-looking statements include: the ability to obtain required regulatory or other approvals or meet other closing conditions to the merger agreement on the expected terms and schedule; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the failure to obtain the necessary approval by the shareholders of Providence; the acquisition may not be timely completed, if at all; difficulties and delays in integrating Valley’s and Providence’s businesses or fully realizing cost savings and other benefits; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Valley and Providence to terminate the merger agreement; the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Valley or Providence; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; business disruption prior to the completion of the acquisition or following the proposed transaction; Valley’s and Providence’s ability to execute their respective business strategies; the ability by each of Valley and Providence to obtain required governmental approvals of the transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of adverse regulatory conditions; reputational risks and risks relating to the reaction of Valley’s and Providence’s customers, employees, suppliers or other business parties to the proposed transaction, including the effects on their respective ability to attract or retain customers and key personnel; diversion of management time and attention from ongoing business operations to acquisition-related issues; the dilution caused by Valley’s issuance of additional shares of its capital stock in connection with the transaction; and general competitive, economic, political and market conditions and other factors that may affect future results of Valley and Providence. These and various other factors are discussed in Valley’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC, and other reports and statements Valley has filed with the SEC. Copies of the SEC filings for Valley may be downloaded from the Internet at no charge from https://ir.valleynationalbank.com. Valley can give no assurance that any goal, plan, expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and are based on information available at the time. Valley does not intend, and assumes no obligation, to update any forward- looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. These forward-looking statements are not guarantees of future performance and are based on expectations and assumptions Valley currently believes to be valid. Because forward- looking statements relate to future results and occurrences, many of which are outside of Valley’s control, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Valley, Providence or the combined company and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, Valley disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

Important Information and Where to Find It Valley intends to file with the SEC a registration statement on Form S-4 to register the shares of Valley common stock to be issued to the shareholders of Providence in connection with the proposed transaction. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of Providence in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VALLEY, PROVIDENCE AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from Valley at https://ir.valleynationalbank.com. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Valley National Bancorp, Attention: Shareholder Relations Department, 70 Speedwell Avenue, Morristown, New Jersey 07960, or by calling (973) 305-3380 or to Providence Financial Corporation, Attention; Steve VanDrunen, 630 E 162nd St, South Holland, Illinois 60473, or by calling (888) 923-5664. Participants in the Solicitation Valley, Providence and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Providence in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Information regarding Valley’s directors and executive officers is available in Valley’s Annual Report on Form 10-K for the year ended December 31, 2025, and Valley’s proxy statement, dated April 3, 2026, for its 2026 annual meeting of shareholders (the “Valley 2026 proxy statement”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation of Directors,” “Stock Ownership of Management and Principal Shareholders,” “Item 2. Advisory Vote on our Named Executive Officer Compensation,” “Compensation Discussion and Analysis,” “Report of the Compensation Committee,” “Executive Compensation Tables,” “Equity Compensation Plan Information” and “CEO Pay Ratio” in the Valley 2026 proxy statement. Any changes in the holdings of Valley’s securities by Valley’s directors or executive officers from the amounts described in the Valley 2026 proxy statement have been reflected in Statements of Change in Ownership on Form 3, Form 4 or Form 5 filed with the SEC subsequent to the filing date of the Valley 2026 proxy statement and are available at the SEC’s website at www.sec.gov. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law. 3

Strategically Compelling Acquisition of Providence

The Acquisition of Providence Is a Continuation of Recent Investments To Enhance Our Funding Profile, Expand In Attractive Target Markets, and Accelerate Retail and Small Business Growth

Furthers Valley's Long-Term Strategic Growth Imperatives	✓ **Growing Core Deposits:** Adds $1.35bn of Low-Cost Core Deposits Driven by Scalable Long-Term Local Relationships ✓ **Diverse Loan Growth:** Further Geographic Diversification of Commercial Loans (35% C&I + OOCRE) ✓ **Sustainable Fee Revenues:** Adds ~$800mm of AUM to Valley's Growing Wealth Management Business
Providence Is a High-Performing Franchise Fully Funded by Low-Cost Core Deposits	✓ Granular Core Deposit Base With 1.49% Cost of Total Deposits, Well Below Other In-Market Banks ✓ Core-Funded (81% Loans / Deposits) With Strong Standalone Profitability (ROAA of 1.63% in 1H'26) ✓ Track Record of Exceptional Asset Quality (10 yr. Avg NCOs of 0.01%)
Enables Next Phase of Growth for Valley in Attractive Chicago Market	✓ Complementary Retail Funding Base Helps Accelerate Valley's Commercial Growth Efforts in Chicago ✓ Pro Forma Chicago Franchise Has $2bn+ in Assets, Creating a Powerful Local Banking Alternative to Larger Institutions ✓ Valley Has a Long Track Record of Success Expanding In New Markets Both Organically and Via M&A
Low-Risk Transaction With Disciplined Pricing and Strong Financial Returns	✓ Price / TBV of 1.45x, Below Prior Chicago Bank Transactions and Recent Community Bank Transactions ✓ 2028 EPS Accretion of ~2% ✓ TBV Dilution of Less Than 1% with Sub 3-Year Earnback ✓ Limited Integration Risk and Resources Required Given Providence's Size and Rigorous Due Diligence Already Completed

Source: S&P Global Market Intelligence, FactSet, Company documents.
Note: Financial data as of June 30, 2026 unless otherwise noted. Market data as of August 24, 2026.

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Overview of Providence Chicago Community Bank With Differentiated Low-Cost Core Deposit Franchise, Strong Standalone Profitability, Low-Risk Credit Profile, and Deep Ties to Local Community Since Its Founding in 2004 Deposit Mix Balance Capital & Profitability Sheet Credit Time Non-Interest Bearing 25% 26% $1.56bn 10.5% 1.63% $1.35bn Total Assets TCE / TA ROAA Interest- Bellwood (1H'26) Villa Park Bearing Savings + Demand Money Market Wheaton 15% 33% Chicago $1.35bn 4.22% $163mm 1.49% cost of deposits Deposits NIM TCE Oak Lawn (1H'26) Loan Mix Palos Heights Residential Mortgage Consumer & Other South Holland 7% 0.11% $1.09bn 53% 1% Multifamily Orland Park Commercial & 20% 1 NPA / Assets Loans Efficiency % Industrial Munster (1H'26) 13% Construction & Frankfort $1.09bn Development Schererville 7% Owner- Dyer IL 27% ~$800mm 0.01% Occupied CRE Non-Owner- 23% Occupied CRE Cash & Sec. / Wealth 10yr Avg. 29% IN Providence Full-Service Valley Commercial 6.53% yield on loans Retail Branches: 14 Office Assets Mgmt. AUM NCOs / Loans Source: S&P Global Market Intelligence, Company documents. Note: Financial data as of June 30, 2026 unless otherwise noted. 1. Includes nonaccrual loans and other real estate owned. 5

Low-Cost Deposit Franchise Driven by Long-Term Relationships

Cost of Total Deposits (Q2'26)


2.28%
1.89%
1.77%
1.49%
PROVIDENCE FINANCIAL CORPORATION
Valley
Chicago Community Banks[1]
KRX Median[2]

Providence Deposit Portfolio Overview

$1.35bn Total Deposits	**26%** Non-Interest Bearing
0% Brokered Deposits	**70%** FDIC Insured
$96mm Deposits / Branch	**>12 Years[3]** Average Account Age
99% Deposits / Total Funding	**81%** Loans / Deposits

Cost of Total Deposits Over Time


6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2022Q2
2023Q2
2024Q2
2025Q2
2026Q2
3.75%
2.28%
1.89%
1.49%
Valley
PROVIDENCE
Fed Funds (Upper Bound)
Chicago Community Banks[1]

Chicago Community Bank[1] Overview

Bank Name	Deposits in MSA ($mm)[4]	Cost of Deposits (Q2'26)
Byline	$7,782	1.91%
Old Second	6,047	1.00%
First American Bank	3,749	1.58%
Parkway Bank	2,447	2.42%
Lakeside Bank	2,261	2.31%
Republic Bank of Chicago	2,256	1.86%
Marquette Bank	1,760	1.04%
First Bank Chicago	1,616	3.10%
Providence	$1,341	1.49%

Source: S&P Global Market Intelligence, Company documents.
Note: Financial data as of June 30, 2026 unless otherwise noted.

1. Banks headquartered in IL with majority of deposits in Chicago MSA with $1.25-10bn total deposits, including Byline, Old Second, First American Bank, Parkway Bank, Lakeside Bank, Republic Bank of Chicago, Marquette Bank, and First Bank Chicago.
2. Median of Banks that are constituents of the KRX (Nasdaq Regional Banking) Index.
3. Average account age for non-certificate of deposit accounts.
4. Data as of Q2'25.

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Creating a Full-Service Chicago Banking Platform Meaningfully Increases Chicago Scale Combined Chicago Franchise Valley Entered Chicago in 2022 Through Its Acquisition of Bank Leumi USA Providence Brings Low-Cost Funding Base To Support Faster Commercial Lending Growth Chicago Loans ($bn) P $1.9 Valley Brings Full Product Suite and Larger Balance Sheet to Better Serve Customer Base $0.8 P Creates A Strong Chicago Banking Alternative in Market Dominated by Money Center, Chicago Deposits ($bn) P Super-Regional and Regional Banks $1.6 Recent M&A Disruption in Chicago Market $0.3 Provides Additional Opportunities for Growth P Source: S&P Global Market Intelligence, Company documents. Note: Financial data as of June 30, 2026. 7

Desirable Chicago Market Chicago Highlights $886bn $601bn ~25% Size and 1 2 Gross Regional Product Total Deposits Community Bank Opportunity 3 Deposit Share #3 in the US #3 in the US 9.4mm 4.7mm 3.6mm Demographics Total Population Total Employment Total Households '26 – '31 Projected Median HHI Growth (%) #3 in the US #3 in the US #3 in the US 13.1% 12.2% 11.3% 400k+ 30 223 Business 1 Local Businesses Fortune 500 HQs Corporate Expansion Environment / Relocations #3 in the US #2 in the US #1 in the US Chicago VLY Weighted USA Average (by MSA) 2026 Median Household Income ($) Select Large Fortune 500 Companies HQ in Chicago $101,276 $97,107 $86,867 Chicago VLY Weighted USA Average (by MSA) Source: S&P Global Market Intelligence, Census Bureau, Fortune, Illinois Department of Commerce, Site Selection Magazine, 2. As of Q2'25. World Business Chicago. 3. Deposits held by domestic banks with <$100bn in total consolidated assets. 1. As of 2024. 8

Positioned for Sustained Growth in Dynamic Markets

Valley Currently Operates in 5 of the 6 Largest MSAs As Measured by Total Deposits[1]

			Key Demographic Metrics[3]			
Market	Retail Presence	Key Business Lines	Population (2026) (mm)	Median Household Income (HHI) ($000)	Proj. HHI Growth (2026-31) (%)	Number of Businesses (000)
New Jersey & Metro New York	✓	*C&I, Technology Banking, Domestic Private Banking, CRE, Construction, Healthcare*	20.9	$105.0	11.4%	1,222
Florida & Alabama	✓	*Int'l Private Banking, C&I, CRE, HOA*	20.7	$83.1	14.9%	1,130
Chicago[2]	✓	*CRE, C&I, Domestic Private Banking*	9.4	$97.1	13.1%	417
Los Angeles	✓	*Domestic Private Banking, C&I, CRE*	12.9	$102.1	13.4%	586
Palo Alto		*Technology Banking*	4.6	$141.3	11.6%	280
		National Total	**343.0**	**$86.9**	**11.3%**	**18,391**
		Valley Aggregate[2,4]	**68.7**	**$101.2**	**12.2%**	**3,634**

Other Businesses That Expand Beyond Our Physical Footprint Include:
Capital Markets, Indirect Auto, Equipment Financing, Cannabis-Related Business, Tax Credit Advisory, and Cash Surrender Value of Life Insurance

Source: S&P Global Market Intelligence, NAICS Association.
1. Valley operates in NYC, Chicago, Los Angeles, San Francisco, and Philadelphia.
2. Pro Forma for acquisition of Providence Financial Corporation.
3. Reflects demographic statistics sourced from US Census data and accessed via S&P Global Market Intelligence; total number of businesses statistic reflects NAICS business counts by MSA.
4. The VLY Aggregate reflects weighted averages of total Valley franchise values across its MSAs using FDIC-reported deposit balances by MSA for median household income and projected household income growth. For the VLY Aggregate total population, the 68.7 million reflects the summation of the population across Valley franchise's MSAs and for VLY Aggregate total businesses, the 3.6 million businesses reflect a summation of businesses located across the Valley franchise's MSAs.

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Transaction Terms

Structure & Consideration	▪ **Fixed Exchange Ratio:** 4.3854x VLY shares and $21.47 in cash per Providence share – ~74% stock / ~26% cash – Approximately 13 million shares issued to Providence ▪ **Pro Forma Ownership:** Valley 98% / Providence 2%
Transaction Pricing & Multiples	▪ **Transaction Value:** $247 million ▪ **Price / TBV:** 1.45x ▪ **Price / 1H'26 EPS (Annualized):** 9.7x
Closing & Other	▪ **Closing Date:** Expected early in 1Q'2027 ▪ **Approvals:** Customary regulatory approvals; Providence shareholder approval ▪ **Leadership:** Providence President and Chief Executive Officer, Steven G. Van Drunen, will serve as Market President for Chicago



Disciplined Pricing (P / TBV)
1.45x
1.65x
1.52x
Valley /
PROVIDENCE
All Chicago Area Transactions (Since GFC)¹
All U.S. $200-500mm Deal Value Transactions (LTM)²

Source: S&P Global Market Intelligence, FactSet, Investor Presentations.
Note I: Transaction value and multiples based on VLY closing price of $14.10 as of August 24, 2026.
Note II: Providence Financial Corporation as of June 30, 2026 has 2,820,825 basic shares, and 333,206 outstanding options with an average exercise price of $47.76.

1. Includes all Bank M&A transactions since 2010 with Chicago focused target.
2. Includes all U.S. Bank M&A transactions since September 2025 with total deal value between $200-500mm.

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Financial Impacts

Key Assumptions	▪ **Cost Savings:** ~25% of non-interest expenses or $10mm (pre-tax); 75% phase-in during 2027, 100% thereafter ▪ **Restructuring Charges:** 1.7x cost savings or $17mm (pre-tax) ▪ **Core Deposit Intangibles:** 3.0% of Providence's non-time deposits of $1.0bn; amortized over 10 years (SYD)
Fair Value & Other Adjustments	▪ **Loan Credit Mark:** 1.65% of total loans, equal to 1.1x reserves; no CECL "double-count" ▪ **Loan Rate Mark:** $10 million (pre-tax) estimated at close, accreted into earnings over remaining life of loans ▪ **Real Estate Write-Up on Owned Branches:** $10mm (pre-tax); amortized over 30 years (straight-line)
Pro Forma Impacts	✓ **2028E EPS Accretion:** ~2% ✓ **TBV Per Share Dilution at Closing:** Less than 1% with Sub 3-year earnback ✓ **CET1 Ratio Impact at Closing:** Less than (10)bps ✓ **Internal Rate of Return:** Greater than 20% ✓ **ROATCE Accretion:** 30bps

Source: S&P Global Market Intelligence, FactSet, Company documents.
Note: Financial data as of June 30, 2026. Market data as of August 24, 2026.

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Summary Observations Furthers Valley's Long-Term Strategic Growth Imperatives To Diversify Core Deposits, Loans and Fee Income P Acquiring A High-Performing Franchise With Strong Profitability, Credit, Leadership, and Scalable Long-Term Local Relationships in the Chicago Market P Low-Cost Retail Deposit Base Supports Acceleration of Existing Commercial Growth Plans In Attractive Chicago Market P Disciplined Pricing and Attractive Financial Returns P Low Integration Risk Given Relative Size and Valley's Execution Experience P 12

Appendix 13

Valley's Successful Acquisition Track Record Supplements Consistent Organic Growth M&A Track Record & Strategy Bank Acquisitions Since 2012 1 7 Acquisitions $24.4 Billion Year Target State Assets Successfully completed Total assets acquired PP since 2012 since 2012 2 2027 IL $1.6bn Geographic Diversification 2022 NY $8.6bn Commercial loans in markets outside NY / NJ have grown P from 21% of total in 2017 to 51% today (pro forma) 2021 NY $1.4bn 2019 NJ $4.3bn Asset Growth Since 2017 ($bn) (Pro Forma for Providence Acquisition) 2018 FL $5.1bn 2015 FL $1.6bn Acquired Organic $20.9 $23.0 2014 FL $1.7bn 48% 52% 2012 NY $1.7bn Source: S&P Global Market Intelligence, Company documents. Note: Financial data as of June 30, 2026. 1. Assets acquired at close for completed acquisitions. 2. Expected, subject to regulatory approval and satisfaction of customary closing conditions. 14

Rigorous Due Diligence Completed ✓ Comprehensive Diligence Process Reinforced Strategic Rationale and Confirmed Cultural Alignment ✓ Detailed Credit Review Completed by Internal Team of 10 Seasoned Credit Reviewers ✓ Track Record of Successful Integration and Realization of Cost Savings Extensive Credit Diligence Comprehensive Business and Legal Due Diligence Accounting / 65% of total loan portfolio reviewed AML / BSA Audit CRA Finance Fraud Deposit 100% of commercial loans >$1.5mm reviewed Credit Risk Investigation & Human Capital Operations Security ▪ Intensive review performed by a team of 10 Information seasoned Valley credit reviewers covering Credit Legal Loan Operations Loan Review Security Risk Management, Loan Review, CRE, C&I, and Residential portfolios Property Regulatory Loan Servicing Operations Risk ▪ Loan review assessing performance, guarantor Management Compliance strength, collateral quality, financial condition, probability of default, and loss given default Risk Retail Banking Technology Treasury Management 15

Shared Commitment to Our Communities Valley Has Committed $3 Million Over the Next Three Years To Support Chicago-Based Civic, Nonprofit, and Community Organizations $16mm $6.8mm+ Outstanding Donated Since Founding Charitable Giving CRA Rating Supporting Community Needs Including Education, Human Services, Youth 2025 Development, Health, Community and Economic Development Neighborhood $816mm $76mm $1.8bn Connect Community Development Lending to Nonprofits, Family, Accounts Community Development Loans Investments Social Services, Religious & Serving 2025 Educational Organizations 2025 Underbanked Chicago Team Already Supports Mercy Home For 13,500+ 409 38 Boys & Girls and Arrupe Volunteer Hours Volunteer Hours Non-Profits Supported College of Loyola University 2025 2025 2025 Chicago 16

For More Information ▪ Go to our website: www.valley.com ▪ Email requests to: ajianette@valley.com ▪ Call Andrew Jianette in Investor Relations at: (551) 288-3182 ▪ Go to our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC © 2026 Valley Bank. All rights reserved. Please see www.valley.com for further details.